THIS IS COUNTERPART NO. ___.   ONLY COUNTERPART NO. 1 SHALL CONSTITUTE "CHATTEL
PAPER" OR OTHER "COLLATERAL" WITHIN THE MEANING OF THE UNIFORM COMMERCIAL
CODE.

                                   FINOVA Capital Corporation
                                   115 West Century Road
                                   P.O. Box 907
                                   Paramus, New Jersey 07653
                                   Telephone (201) 634-3300

EQUIPMENT LEASE

No. C0903001

            FINOVA Capital Corporation, (herein called "Lessor"), with its principal place of business at 1850 North Central Avenue, Dial Tower, Phoenix, Arizona, 85004 hereby agrees to lease to the Lessee named on the signature page hereof (herein called "Lessee") and Lessee hereby agrees to lease and rent from Lessor, the equipment described on any attached schedule(s), (herein with all replacement parts, repairs, additions, and accessories called "Equipment"), on the terms and conditions hereof and as set forth on any schedule (herein called "Schedule"). Lessee agrees that, at the option of Lessor, any Schedule shall be a separately enforceable Lease which incorporates all of the terms and conditions set forth herein.

1. BACKGROUND; SALE AND LEASEBACK; CAPITALIZED LEASE.

      (a) Lessee acquired the Equipment existing on the date hereof from various vendors, including, without limitation, Motorola, Inc. (such vendors hereinafter are referred to collectively as "Supplier"). Lessee (i)

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desires to finance the Equipment with Lessor pursuant to the terms of this Lease by selling all of its right, title and interest in and to the Equipment to Lessor and leasing the Equipment back from Lessor, and (ii) in connection therewith represents and warrants to Lessor that Lessee has good and marketable title to the Equipment, free and clear of all liens, claims and encumbrances.

      (b) Accordingly, in consideration of the payment by Lessor to Lessee of the sum of $1,300,000, the receipt and sufficiency of which hereby are acknowledged (i) Lessee hereby sells and conveys to Lessor all of Lessee's right, title and interest in and to the Equipment and (ii) Lessor hereby leases back to Lessee, and Lessee hereby leases and rents from Lessor, the Equipment, subject to any liens, claims and encumbrances created by Lessee, and subject to all of the terms and conditions of this Lease and any Schedule hereto.

      (c) The conveyance of the Equipment to Lessor pursuant to the preceding clause (b) is intended to vest title in and to the Equipment in Lessor for the financing purposes set forth in this Lease, and therefore such conveyance may be construed as being solely for the purpose of granting a security interest in the Equipment to Lessor. Except as otherwise contemplated herein, legal title to, and possession of, the Equipment will remain with Lessee. Lessor and Lessee intend for all purposes for the rental obligations of Lessee hereunder to be capitalized in accordance with generally accepted accounting principles.

      2. DISCLAIMER OF WARRANTIES AND WAIVER OF DEFENSES.

      LESSOR, NEITHER BEING THE MANUFACTURER, NOR A SUPPLIER, NOR A DEALER IN THE EQUIPMENT, MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO ANYONE, AS TO DESIGN, CONDITION, CAPACITY, PERFORMANCE OR ANY OTHER ASPECT OF THE EQUIPMENT OR ITS MATERIAL OR WORKMANSHIP. LESSOR ALSO DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR USE OR PURPOSE WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE. LESSOR FURTHER DISCLAIMS ANY LIABILITY FOR LOSS, DAMAGE OR INJURY TO LESSEE OR THIRD PARTIES AS A RESULT OF ANY DEFECTS, LATENT OR OTHERWISE, IN THE EQUIPMENT WHETHER ARISING FROM THE APPLICATION OF THE LAWS OF STRICT LIABILITY OR OTHERWISE. AS TO THE LESSOR, LESSEE LEASES THE EQUIPMENT "AS IS." LESSEE ACKNOWLEDGES THAT LESSEE HAS SELECTED THE SUPPLIER OF THE EQUIPMENT AND THAT LESSOR HAS NOT RECOMMENDED SUPPLIER. LESSOR SHALL HAVE NO OBLIGATION TO INSTALL, MAINTAIN, ERECT, TEST, ADJUST OR SERVICE THE EQUIPMENT. REGARDLESS OF CAUSE, LESSEE AGREES NOT TO ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR ANY OTHER INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, NOR SHALL LESSOR BE RESPONSIBLE FOR ANY DAMAGES OR COSTS WHICH MAY BE ASSESSED AGAINST LESSEE IN ANY ACTION FOR INFRINGEMENT OF ANY UNITED STATES LETTERS PATENT. LESSOR MAKES NO WARRANTY AS TO THE TREATMENT OF THIS LEASE FOR TAX OR ACCOUNTING PURPOSES. LESSEE HEREBY WAIVES AND RELEASES LESSOR FROM AND AGAINST ANY AND ALL CLAIMS AND DEFENSES WHICH LESSEE MAY HAVE AGAINST LESSOR ARISING


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

AS A RESULT OF ANY USE, INSTALLATION OR ACTION TAKEN BY LESSEE, OR ANY LIENS, CLAIMS OR ENCUMBRANCES GRANTED BY LESSEE, WITH RESPECT TO THE EQUIPMENT. If the Equipment is unsatisfactory for any reason, Lessee shall make claim on account thereof solely against the manufacturer, the Supplier or any dealer and shall nevertheless pay Lessor all rent and other charges payable under the Lease. Lessor hereby assigns to Lessee, any rights which Lessor may have against the Supplier, the manufacturer or any dealer for breach of warranty or other representations respecting the Equipment. Lessee understands and agrees that neither the Manufacturer, the Supplier, any dealer nor any agent of the foregoing is an agent of Lessor or is authorized to waive or alter any term or condition of this Lease.

      3. TERM AND RENT. The Lease term of each Schedule shall commence as of the date hereof (the "Commencement Date") and shall continue until the obligations of Lessee under this Lease shall have been fully performed. The sum of all periodic installments of rent indicated on any Schedule shall constitute the aggregate rent reserved. The aggregate rent reserved shall be payable periodically in arrears on the last day of each month, in the installments indicated on any Schedule, the first such payment being due on April 30, 1999 (the "First Payment Date"), until the balance of the rent and any charges or expenses payable by Lessee under this Lease shall have been paid in full. Lessee's obligation to pay all rent shall be absolute and unconditional and not subject to any abatement, setoff, defense or counterclaim for any reason whatsoever.

      4. NON-CANCELABLE LEASE. NEITHER THE LEASE NOR ANY SCHEDULE CAN BE CANCELED BY LESSEE DURING THE TERM HEREOF OR THEREOF, EXCEPT AS SET FORTH IN ANY SPECIFIC SCHEDULE.

      5. TITLE, RECORDING, DOCUMENTATION, ADMINISTRATIVE FEES AND PERSONAL PROPERTY. The Equipment is, and shall at all times remain, the property of Lessor, except as set forth in Section 1(c) hereof or as otherwise set forth herein, and, except as herein set forth, Lessee shall have no right, title or interest therein. If Lessor supplies Lessee with labels indicating that the Equipment is owned by Lessor, Lessee shall affix such labels to and keep them in a prominent place on the Equipment. Lessee hereby authorizes Lessor to insert in this Lease or any Schedule the serial numbers, and other identification data, of Equipment when determined by Lessor. In the event this Lease is determined to be a security agreement, in order to secure the due payment and performance of all of the indebtedness, liabilities and obligations, whether now existing or hereafter arising, of Lessee to Lessor, whether under this Lease (including all Schedules) or otherwise, Lessee hereby grants to Lessor a lien on and security interest in the Equipment (and all accessions and additions thereto, substitutions for and all replacements of, the Equipment other than "Removable Additions" (as hereinafter defined)), and all proceeds of the foregoing, including, without limitation, insurance proceeds. Lessee authorizes Lessor, at Lessee's expense, to cause this Lease, or any statement or other instrument in respect of this Lease showing the interest of Lessor in the Equipment, including Uniform Commercial Code Financing Statements, to be filed or recorded, and grants Lessor, where permitted, the right to execute Lessee's name thereto. Lessee agrees to pay or reimburse Lessor for its costs and out of pocket expenses relating to any searches undertaken by Lessor, or any filing, recording, stamp fees or taxes arising from the filing or recording of any such instrument or statement and any other costs, expenses


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

or charges incurred by Lessor in documenting, administering and terminating this Lease. Lessee shall, at its expense, protect and defend Lessor's title to the Equipment against all persons claiming against or through Lessee, at all times keeping the Equipment free from any legal process or encumbrance whatsoever including but not limited to liens, attachments, levies and executions, and shall give Lessor immediate written notice thereof and shall indemnify Lessor from any loss caused thereby. Upon Lessor's request, Lessee shall execute or obtain from third parties and deliver to Lessor such further instruments and assurances as Lessor deems necessary or advisable for the confirmation or perfection of Lessor's rights hereunder. The Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to real property or any improvements thereon.

      6. CARE, USE, LOCATION AND ALTERATION. Lessee shall, at its sole cost and expense, service, repair, overhaul and maintain each item of Equipment in good operating order and in the condition when delivered to Lessee, ordinary wear and tear excepted. All such maintenance shall be consistent with prudent industry practice and all maintenance practices recommended by the Supplier or manufacturer and meet all legal and regulatory requirements except where the failure to meet such requirements could not reasonably be expected to have a material adverse effect upon the commercial value or utility of the Equipment, the ability of Lessee to perform its obligations hereunder or on the ability of Lessor to enforce the obligations of Lessee hereunder (a "Material Adverse Effect"). Upon request, Lessee shall provide Lessor with evidence of such compliance. Lessee shall maintain logs of the maintenance and service of the Equipment and permit Lessor, on reasonable prior notice, to inspect the Equipment and the right to make copies of the logs and service reports. Lessee shall forthwith correct any material deficiencies disclosed by such inspection. Lessee shall use the Equipment solely for business purposes, in compliance with all applicable laws, ordinances, regulations, the non-compliance with which could reasonably be expected to have a Material Adverse Effect, and the conditions of all insurance policies required to be maintained by Lessee pursuant to the Lease. Lessee shall make all additions, modifications and improvements to the Equipment required by applicable law and except for such required changes, shall not alter the Equipment without Lessor's prior written consent, which consent shall not be unreasonably withheld, unless any such alteration consists of Removable Additions or are made in connection with ordinary maintenance. Lessee shall replace all worn, lost, stolen or destroyed parts of the Equipment with replacement parts at least meeting the standards required herein, all of which shall become the property of Lessor, except for such additions, modifications and improvements that can be readily removed without causing damage to, or impairing the commercial value or utility of, such Equipment (such additions, modifications and improvements herein are referred to collectively as "Removable Additions"), which shall remain Lessee's property and may be removed by Lessee at its expense before the Equipment is surrendered to Lessor. Lessee shall repair all damage to any item resulting from such installation or removal. Without in any way limiting any of Lessee's other obligations hereunder, Lessee shall (i) lubricate the Equipment on a basis that conforms to the maintenance manual and/or lubrication schedule recommended by the manufacturer of the Equipment, and (ii) purchase replacement parts only from sources approved by the manufacturer. Copies of all purchase orders for such replacement parts are to be retained in Lessee's file relating to the Equipment. If Lessee has not purchased the Equipment subject to a Schedule or extended the term of such Schedule pursuant to the


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

Options granted to Lessee at the end of the term of such Schedule, Lessor shall be entitled to purchase any such addition, modifications and improvements from Lessee for its then fair market value. The Equipment shall not be removed from the Location without Lessor's prior written consent, which consent shall not be unreasonably withheld.

      7. NOTICE AND CONDITIONS OF REDELIVERY. Lessee shall provide Lessor not less than One Hundred Twenty (120) days prior written notice of its intention to exercise its option to purchase the Equipment or renew the related Schedule if granted under such Schedule or return the Equipment to Lessor (the "Required Notice"). If Lessee shall have timely provided such Required Notice and has elected to return the Equipment to Lessor upon the expiration of the Term of the Schedule, Lessee shall, at its sole expense, return the Equipment covered thereby, freight prepaid, to Lessor in a manner and to a location within a 200 mile radius of its then location designated by Lessor in the condition and repair required by the terms of this Lease, free of all liens and advertising insignia. If Lessee shall fail to return any item of Equipment as provided herein, Lessee shall be responsible for all cost and expense incurred by Lessor in returning the Equipment to such required condition or any reduction in value as a result thereof. If the Equipment or its component parts were packed or crated for shipping when new, Lessee shall pack or crate the same carefully and in accordance with any recommendations of the Supplier or manufacturer before redelivering the item to Lessor. Lessee shall also deliver to Lessor the plans, specifications, operating manuals, software documentation, discs, warranties and other documents furnished by the manufacturer or Supplier of the Equipment and such other documents in Lessee's possession relating to the maintenance and method of operation of such Equipment. Lessee shall (i) dismantle and handle the Equipment in accordance with the manufacturer's specifications or normal industry accepted practices for new equipment, and any special transportation devices, such as metal skids, lifting slings, brackets, etc., which were with the Equipment when it was delivered or equivalent devices must be used; (ii) block all sliding members, secure all swinging doors, pendants and other swinging components, wrap, box, band and label all components and documents in an appropriate manner to facilitate the efficient reinstallation of the components; (iii) remove all process fluids from the Equipment and dispose of the same in accordance with prevailing waste disposal laws and regulations; (iv) clean and dry sumps and tanks; (v) not ship any "Hazardous Waste" materials with the equipment; (vi) fill all internal fluids such as lube oil and hydraulic oil to operating levels, secure filler caps and seal disconnected hoses; (vii) wire together all lock keys and secure the same to a major external component of the equipment; (viii) cause the Equipment to be complete, fully functional with no missing components or attachments, rust free with all boots, guards and seals clean and with all batteries for control memories fully charged. If Lessee fails to timely provide such Required Notice the Equipment shall continue to be held and leased hereunder, and this Lease and the related Schedule term shall thereupon be extended for a period ending one hundred twenty (120) days following receipt by Lessor of Lessee's notice of intent to return the Equipment, for the fair market rental value of the Equipment as determined by Lessor, not to exceed the periodic installment of rent with respect to such Equipment for such period. If Lessee has timely provided the Required Notice but upon expiration Lessee does not immediately return the Equipment to Lessor (unless otherwise requested by Lessor), the Equipment shall continue to be held and leased hereunder, and this Lease and the related Schedule term shall thereupon be extended for successive thirty (30) day periods at the fair market rental value of the Equipment as determined by Lessor, not to exceed the periodic


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installment of rent with respect to such Equipment for such period. Upon
Lessor's written request, Lessor shall have the right, free of rent and other charges, to attempt to resell and/or store the Equipment at the Location for a period of 90 days from the expiration or termination of the Term of the Schedule or any extensions thereof. During this period, the Equipment must remain operational and Lessee must provide adequate electrical power, lighting, heat, water and compressed air, necessary to permit Lessor to demonstrate the Equipment to any potential buyer. During such period, Lessee shall grant access to the Location to Lessor and its agents and to all potential purchasers, from time to time as Lessor shall request, upon reasonable prior notice and during normal business hours. At the expiration of such period, if such Equipment is not sold, Lessee shall be obligated to return the Equipment to Lessor in accordance with the terms of this Lease. If an auction is necessary to dispose of the Equipment, Lessor shall be permitted to auction the Equipment at the Location.

      8. RISK OF LOSS. Lessee shall bear all risks of loss of and damage to the Equipment from any cause and the occurrence of such loss or damage shall not relieve Lessee of any obligation hereunder. In the event of loss or damage, Lessee, at its option, provided it is not in default hereunder, otherwise at Lessor's option, shall: (a) place the damaged Equipment in good repair, condition and working order; or (b) replace lost or damaged Equipment with like equipment in good repair, condition and working order with documentation creating clear title thereto in Lessor; or (c) pay to Lessor, on the next rent payment date, the rentals and other sums due on such date plus the Stipulated Loss Amount as of the date of loss set forth on the Stipulated Loss Rider annexed to the applicable Schedule (plus all applicable sales and other taxes due with respect to such amount, if any). Upon Lessor's receipt of such payment, Lessee and/or Lessee's insurer shall be entitled to Lessor's interest in said item for salvage purposes, in its then condition and location, as is, without warranty, express or implied.

      9. INSURANCE. Until redelivered to Lessor, Lessee shall maintain and deliver evidence to Lessor of such insurance required by Lessor and written by insurers and in amounts satisfactory to Lessor. Should Lessee fail to provide such insurance coverage, Lessor may obtain coverage for part or all of the term of this Lease or any Schedule or such period beyond the term as is required by the insurance company issuing such coverage protecting interests of Lessor and Lessee or the interest of Lessor only. The proceeds of such insurance, at the option of Lessee, provided it is not in default hereunder, otherwise at Lessor's option, shall be applied toward (i) the replacement, restoration or repair of the Equipment or (ii) payment of the obligations of Lessee hereunder. Lessee hereby appoints Lessor as Lessee's attorney-in-fact after the occurrence and during the continuance of a default under this Lease, to make claims for, receive payment of, and execute and endorse all documents, checks, or drafts for loss or damage under any said insurance policies.

      10. NET LEASE; TAXES. Lessee intends the rental payments hereunder to be net to Lessor, and Lessee shall pay all sales, use, excise, stamp, documentary and ad valorem taxes, license and registration fees, assessments, fines, penalties and similar charges imposed on the ownership, possession or use of the Equipment during the term of this Lease or any Schedule; shall pay all taxes (except Lessor's Federal or State net income taxes) imposed on Lessor or Lessee with respect to the rental payments hereunder, and shall


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reimburse Lessor upon demand for any taxes paid by or advanced by Lessor. Unless
Lessee is otherwise directed by Lessor, in writing, Lessor shall file for and pay all personal property taxes assessed with respect to the Equipment during the term of this Lease and Lessee shall, upon Lessor's demand, forthwith reimburse Lessor for the full amount of such taxes without regard to any discounts obtained by Lessor due to early payment or otherwise. Lessor may, if it elects, estimate such personal property taxes and bill Lessee periodically in advance therefor.

      11. INDEMNITY. Lessee assumes liability for, and covenants and agrees to indemnify, protect, defend and pay on behalf of, save and keep harmless Lessor, its officers, directors, shareholders, affiliates, agents and employees and any successors and assignees of Lessor (together, the "Indemnitees"), from and against: (a) any and all losses, claims, damages, actions, suits, proceedings, costs and expenses (but excluding those resulting solely from an Indemnitee's gross negligence or willful misconduct) resulting from, or arising out of: (i) this Lease or any Schedule, (ii) the Equipment, (iii) the performance or enforcement of any of the terms under this Lease, (iv) loss or damage to any of the Equipment, and (b) any and all losses, damages, claims, demands, penalties, obligations, actions, suits, proceedings and all expenses, legal or otherwise (including court costs and attorneys' fees) of whatsoever kind and nature, relating to or resulting from the death of any person or damage or injury to the person or property of any person (including specifically, but without limitation, payments under any worker's compensation law or under any plan for employee's disability and death benefits), and arising on account of or any way related to the purchase and sale, manufacture, selection, delivery, use, possession, storage, removal, return, sale, leasing, maintenance, condition, repair, sublease (including, but without limitation, latent and other defects, whether or not discoverable by any Indemnitee) or operation of the Equipment during the term of this Lease, and by whomsoever used, operated, or caused, except to the extent of any gross negligence or willful misconduct of Indemnitee; provided, however, that Lessee shall be subrogated to all rights which Indemnitee may have against any unaffiliated third parties. Lessee shall also pay when due, and assume liability for, and protect, save and on written demand shall indemnify and hold harmless Lessor from and against any and all taxes imposed against Lessor (other than franchise and income taxes), Lessee or the Equipment by any federal, state or local taxing authority in the United States or by any foreign government or international authority including, but not limited to, any sales, use, excise, property tax or similar taxes. All indemnities shall survive the termination or expiration of this Lease or any Schedule.

      12. DEFAULT AND REMEDIES. Any of the following shall be a default under this Lease and all Schedules:

      (a) Lessee shall fail to make any payment of rent, or any other payment due hereunder, within five days of the date such payment is due; or

      (b) Lessee shall fail to carry and maintain insurance at all times on or with respect to the Equipment in accordance with the provisions of Paragraph 10 hereof or shall fail to provide evidence of such insurance at such times and in such form as required in Paragraph 10 hereof or Lessor or Lessee shall receive notice of cancellation, change or lapse for nonpayment of premium; or


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

      (c) Lessee shall use or permit any of the Equipment to be used for any criminal or unlawful purpose; or

      (d) Lessee shall fail to perform or observe any other covenant, condition, warranty or agreement to be performed or observed by it under this Lease, any Schedule or any agreement, document or certificate delivered by Lessee in connection herewith (including, without limitation, the Lease Documents, as hereinafter defined), and such failure shall continue unremedied for thirty (30) days; or

      (e) Aquis Communications Group, Inc. ("Guarantor") shall fail to perform or observe any covenant, condition, warranty or agreement to be performed or observed by it under its Guaranty (the "Guaranty") or any agreement, document or certificate delivered by Guarantor in connection herewith or therewith (including, without limitation, the Lease Documents, as hereinafter defined), and such failure shall continue unremedied for thirty (30) days; or

      (f) Any representation or warranty made by Lessee in this Lease, any Schedule or any agreement, document or certificate delivered by Lessee in connection herewith or pursuant hereto shall prove to be untrue or incorrect in any material respect; or

      (g) Lessee shall, or shall attempt to, make any unauthorized assignment or transfer of this Lease or any Schedule or shall, or shall attempt to, sell, transfer, encumber, alienate, assign or sublet all or any portion of the Equipments or its leasehold interest therein, or shall permit the same to occur; or

      (h) Lessee or Guarantor shall consent to the appointment of a receiver, trustee or liquidator of itself or of a substantial part of its property, or Lessee or Guarantor shall admit in writing its inability to pay its debts generally as they come due, or shall make a general assignment for the benefit of creditors; or

      (i) Lessee or Guarantor shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against Lessee or Guarantor in any such proceeding, or Lessee or Guarantor shall by voluntary petition, answer or consent seek relief under the provisions of any other now existing or future bankruptcy or other similar law providing for the reorganization or windingup of corporations, or providing for an agreement, composition, extension or adjustment with its creditors; or

      (j) an order, judgment or decree shall be entered by any court of competent jurisdiction appointing, without the consent of Lessee or Guarantor, a receiver, trustee or liquidator of Lessee or Guarantor or of any substantial part of its property, or sequestering any substantial part of the property of Lessee or Guarantor, and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of sixty (60) days after the date of entry thereof; or

      (k) a petition against Lessee or Guarantor in a proceeding under any bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be withdrawn or dismissed within sixty (60) days thereafter, or, under the provisions of any law providing for reorganization or winding up of corporations which may apply to Lessee or Guarantor, any court of competent jurisdiction shall assume jurisdiction, custody or control of Lessee or Guarantor, or of any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of sixty (60) days; or

      (l) Lessee shall fail to perform or observe any covenant, condition, warranty or agreement to be observed or performed by it under any agreement or document, other than this Lease or other Lease Documents, or under any other obligation, in each case, between Lessor and Lessee, as the case may be, and such failure is not cured within any grace or cure period provided therein; or

      (m) Guarantor shall fail to perform or observe any covenant, condition, warranty or agreement to be observed or performed by it under any agreement or document, other than the Guaranty or other Lease Documents, or under any other obligation, in each case, between Lessor and Guarantor, as the case may be, and such failure is not cured within any grace or cure period provided therein; or

      (n) there shall be entered against Lessee or Guarantor one or more judgments, awards or decrees, or orders of attachment, garnishment or any other writ, which exceed $250,000 in the aggregate at any one time outstanding, excluding judgments, awards, decrees, orders or writs (i) for which there is full insurance and with respect to which the insurer has assumed responsibility in writing, (ii) for which there is full indemnification (upon terms and by creditworthy indemnitors which are satisfactory to Lenders) or (iii) which have been in force for less than the applicable period for filing an appeal so long as execution has not been levied thereunder (or in respect of which Lessee or Guarantor, as applicable, shall at the time in good faith be prosecuting an appeal or proceeding for review and in respect of which a stay of execution or appropriate appeal bond shall have been obtained pending such appeal or review); or

      (o) Lessee or Guarantor shall sell, lease, transfer or otherwise dispose of all or any substantial part of its assets; or

      (p) if an Event of Default under subsection 8.1.11 of the Loan Agreement dated as of December 31, 1998 between Lessor and Lessee, as the same has been and from time to time hereafter may be amended, modified, supplemented or restated (the "Loan Agreement"), shall occur; or

      (q) If (i) Lessee or Guarantor at any time shall be in default (as principal or guarantor or other surety) in the payment of any principal of or premium or interest on any indebtedness for borrowed money (other than under the Loan Agreement, this Lease or the other Lease Documents) beyond the grace period, if any, applicable thereto and the aggregate amount of such payments then in default beyond such grace period shall exceed $100,000 or (ii) any default shall occur in respect of any issue of indebtedness for borrowed money of Lessee or Guarantor (other than under the Loan Agreement, this Lease or the other Lease

Documents) outstanding in a principal amount of at least $200,000, or in respect of any agreement or instrument relating to any such issue of indebtedness for borrow ed money, and such default shall continue beyond the grace period, if any, applicable thereto.

In the event of a default, Lessor may, to the extent permitted by law, exercise any one or more of the following remedies: (a) to declare the entire balance of rent for the full term of any or all Schedules covered hereby immediately due and payable and to similarly accelerate the balances under any other leases or agreements between Lessor and Lessee without notice or demand, (b) to sue for and recover all rents and other sums due under this Lease and all Schedules plus the Stipulated Loss Amount as of the date of first default set forth on the Stipulated Loss Riders annexed to the Schedules (plus all applicable sales and other taxes due with respect to such amount); (c) to require Lessee at Lessee's expense, to assemble all the Equipment at a place reasonably designated by Lessor, (d) to remove any physical obstructions for removal of the Equipment from the place where the Equipment is located and take possession of any or all items of Equipment, without demand or notice, wherever same may be located, disconnecting and separating all such Equipment from any other property, with or without any court order or pretaking hearing or other process of law, it being understood that facility of repossession in the event of default is a basis for the financial accommodation reflected by this Lease. Lessee hereby waives any and all damages occasioned by such retaking. Lessor may, at its option, use, ship, store, repair or lease all Equipment so removed and sell or otherwise dispose of any such Equipment at a private or public sale. Lessor may expose and resell the Equipment at Lessee's premises at reasonable business hours without being required to remove the Equipment. In the event Lessor takes possession of the Equipment, Lessor shall give Lessee credit for any sums received by Lessor from the sale, or present value of the rental, of the Equipment computed at the implicit rate of the Schedule after deduction of the expenses of sale or rental. Lessee shall also be liable for and shall pay to Lessor on demand (a) all expenses incurred by Lessor in connection with the enforcement of any of Lessor's remedies, including all expenses of repossession, storing, shipping, repairing and selling the Equipment, (b) Lessor's reasonable attorney's fees and
(c) interest on all sums due Lessor from the date of default until paid at the rate of one and onehalf (1.5%) percent per month, but only to the extent permitted by law. Lessor and Lessee acknowledge the difficulty in establishing a value for the unexpired Lease term and owing to such difficulty agree that the provisions of this paragraph represent an agreed measure of damages and are not to be deemed a forfeiture or penalty.

Whenever any payment hereunder is not made by Lessee within ten (10) days when due, Lessee agrees to pay to Lessor, not later than one month thereafter, an amount calculated at the rate of ten cents per one dollar of each such delayed payment, as an administrative fee to offset Lessor's collection costs, but only to the extent allowed by law. Such amount shall be payable in addition to all amounts payable by Lessee as a result of exercise of any of the remedies herein provided.

All remedies of Lessor hereunder are cumulative, are in addition to any other remedies provided for by law, and may, to the extent permitted by law, be exercised concurrently or separately. The exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of the Lessor to exercise and no delay in exercising any right or remedy shall operate as a waiver thereof or modify the terms of this Lease. A waiver of default by Lessor on any one occasion shall not be deemed a waiver of any other or subsequent default. In the event this Lease is determined to be a security agreement, Lessor's recovery shall in no event exceed the maximum permitted by law.

      13. PERFORMANCE BY LESSOR OF LESSEE'S OBLIGATIONS. In the event Lessee fails to comply with any provision of this Lease, Lessor shall have the right, but shall not be obligated, to effect such compliance on behalf of Lessee upon ten ( 10) days prior written notice to Lessee. In such event, all monies advanced or expended by Lessor, and all expenses of Lessor in effecting such compliance, shall be deemed to be additional rent, and shall be paid by Lessee to Lessor at the time of the next periodic payment of rent.

      14. ASSIGNMENT: QUIET ENJOYMENT. LESSOR MAY, WITHOUT LESSEE'S CONSENT, ASSIGN THIS LEASE OR ANY SCHEDULE AND/OR THE RENTALS DUE THEREUNDER OR SELL OR GRANT A SECURITY INTEREST IN THE EQUIPMENT AND LESSEE AGREES THAT NO ASSIGNEE OF LESSOR SHALL BE BOUND TO PERFORM ANY DUTY, COVENANT OR CONDITION OR WARRANTY (EXPRESS OR IMPLIED) ATTRIBUTABLE TO LESSOR AND LESSEE FURTHER AGREES NOT TO RAISE ANY CLAIM OR DEFENSE ARISING OUT OF THIS LEASE OR OTHERWISE AGAINST LESSOR AS A DEFENSE, COUNTERCLAIM OR OFFSET TO ANY ACTION BY ANY ASSIGNEE HEREUNDER. AT ALL TIMES, AND NOTWITHSTANDING ANY ASSIGNMENT BY LESSOR, PROVIDING LESSEE IS NOT IN DEFAULT HEREUNDER, LESSEE SHALL QUIETLY ENJOY UNRESTRICTED USE OF THE EQUIPMENT, SUBJECT TO THE TERMS AND CONDITIONS OF THE LEASE, AND NEITHER LESSOR NOR ANY ASSIGNEE OF LESSOR SHALL DISTURB SUCH QUIET ENJOYMENT.

WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF THE EQUIPMENT OR ANY INTEREST THEREIN, OR SUBLET OR LEND EQUIPMENT OR PERMIT IT TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES.

      15. REPRESENTATIONS AND WARRANTIES. Lessee represents and warrants to Lessor that:

      (a) Lessee is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware, with full power and authority to own its properties and to transact its business as now transacted and as contemplated to be transacted. Lessee is qualified and in good standing to transact business in each jurisdiction where the ownership of its properties or the transaction of its business requires such qualification. Guarantor is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware, with full power and authority to own its properties and to transact its business as now transacted and as contemplated to be transacted. Guarantor is qualified and in good standing to transact business in each jurisdiction where the ownership of its properties or the transaction of its business requires such qualification.

      (b) Lessee has full power and authority to execute, deliver and carry out the provisions of this

Lease, the Schedules and all other agreements, instruments and documents executed in connection herewith ("Lease Documents"), and to perform its obligations hereunder and thereunder, and all such action has been duly and validly authorized by all necessary proceedings on its part. Guarantor has full power and authority to execute, deliver and carry out the provisions of the Guaranty and any Lease Documents to which it is a party and to perform its obligations thereunder, and all such action has been duly and validly authorized by all necessary proceedings on its part.

      (c) This Lease and the other Lease Documents to which Lessee is a party have been duly and validly executed and delivered by Lessee and constitute the legal, valid and binding obligation of Lessee enforceable in accordance with their respective terms. The Guaranty and any Lease Documents to which Guarantor is a party have been duly and validly executed and delivered by Guarantor and each constitutes the legal, valid and binding obligation of Guarantor, enforceable in accordance with their respective terms.

      (d) Lessee and Guarantor have all requisite power and authority to own and operate their respective properties and to carry on their businesses as now conducted and as presently planned to be conducted.

      (e) No authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any governmental authority is or will be necessary or advisable in connection with the execution and delivery of this Lease, the Guaranty, the other Lease Documents or the consummation by Lessee and Guarantor of the transactions herein and therein contemplated, or performance by Lessee and Guarantor of or compliance by Lessee and Guarantor with, the terms and conditions hereof or thereof, except where the failure to obtain the same could not reasonably be expected to have a Material Adverse Effect.

      (f) Neither the execution and delivery of this Lease or the other Lease Documents, nor consummation of the transactions herein or therein contemplated nor performance of, or compliance with the terms and conditions hereof or thereof will (a) result in any violation or breach of (i) the provisions of Lessee's or Guarantor's articles of incorporation or by-laws, or (ii) any law, statute, ordinance, order, rule or regulation of any governmental body or agency or of any court having jurisdiction over Lessee or Guarantor, or any of their respective properties ("Laws"), or (iii) any agreement, bond, note, instrument or indenture to which Lessee or Guarantor is a party or pursuant to which any of their respective properties are affected, or (b) result in the creation or imposition of any security interest, lien or encumbrance ("Lien") upon any property (now owned or hereafter acquired) of Lessee or Guarantor.

      (g) Lessee and Guarantor have heretofore furnished to Lessor certain financial statements and related financial information ("Financial Statements"). Such Financial Statements (including the notes thereto) present fairly the financial condition of Lessee or Guarantor (as the case may be) as of the dates of the balance sheets contained therein, and the results of their respective operations for the periods then ended, all in conformity with generally accepted accounting principles ("GAAP") on a basis consistent with that of Financial Statements for corresponding prior periods. Except as disclosed therein, neither Lessee nor Guarantor has any material contingent liabilities (including liabilities for taxes), unusual forward or longterm commitments or unrealized or anticipated losses from unfavorable commitments.

      (h) There is no pending or threatened claim or proceeding by or before any court or governmental agency against or affecting Lessee or Guarantor which, if adversely decided would have a material adverse effect on the business, operations or financial condition of Lessee or Guarantor or on the ability of Lessee or Guarantor to perform their respective obligations under this Lease or the other Lease Documents or on the Equipment.

      (i) All tax returns required to be filed by Lessee have been properly prepared, executed and filed. All taxes, assessments, fees and other governmental charges upon Lessee or upon any of its properties, incomes, sales or franchises which are due and payable have been paid, except to the extent the same are being contested in good faith by appropriate proceedings diligently conducted, and for which adequate reserves have been set aside in accordance with generally accepted accounting principles consistently applied.

      (j) Lessee makes and keeps books, records and accounts which, in reasonable detail, accurately and fairly reflect Lessee's transactions and assets.

      (k) Since the date of the Financial Statements referred to in subsection
(g), there has been no material adverse change in the business, operations or financial condition of Lessee or Guarantor.

      (l) Neither Lessee nor Guarantor is in violation of any Laws, except for violations which in the aggregate do not have a material adverse effect on the business, operations or financial condition of Lessee or Guarantor or on the Equipment.

      (m) Neither Lessee nor Guarantor is in default under any agreement, bond, note, indenture or contract, except for defaults which in the aggregate do not have a material adverse effect on the business, operation or financial condition of Lessee or Guarantor or on the Equipment.

      (n) Neither Lessee nor Guarantor has made or contemplate an assignment for the benefit of creditors. No application or petition has been filed for the appointment of a custodian, trustee, receiver or agent to take possession of any of the properties or assets of Lessee or Guarantor. Lessee and Guarantor are generally paying their respective debts as such debts become due. Neither Lessee nor Guarantor is "insolvent" as that term is defined in Section 101(26) of the "Bankruptcy Code" (Title 11 of the United States Code, 11 U.S.C. Section 101, et seq.) or would be insolvent after giving effect to the transactions contemplated by this Lease and the other Lease Documents. Neither Lessee nor Guarantor has filed a petition with the Bankruptcy Court under the Bankruptcy Code, or commenced any proceeding relating to Lessee or Guarantor under any bankruptcy or reorganization statute or under any arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction. No petition or application of the type described above has been filed or commenced against Lessee or Guarantor, in which (i) Lessee or Guarantor, by any act, has indicated or intends to indicate its approval thereof, consent thereto, or acquiescence therein; (ii) an order has been or is expected to be entered appointing any such custodian, trustee, receiver or agent, adjudicating Lessee or Guarantor bankrupt or insolvent, or approving such petition or application in any such proceeding; (iii) the Bankruptcy Court has ordered or is expected to order relief against Lessee or Guarantor under the Bankruptcy Code; or (iv) such petition or application was not dismissed within ninety (90) days of such filing or commencement.

      (o) No representation or warranty made by Lessee in this Lease and no statement made by Lessee or Guarantor in the Financial Statements furnished to Lessee or otherwise, or any certificate, report, exhibit or document furnished by Lessee or Guarantor to Lessor pursuant to or in connection with this Lease is false or misleading in any material respect (including by omission of material information necessary to make such representation, warranty or statement not misleading).

      (p) Lessee has not within the six-year period immediately preceding the date hereof, changed its name (except from its prior name, BAP Acquisition Corp.), been the surviving entity of a merger (except the merger with Paging Partners Merger Corporation) or consolidation, acquired all or substantially all of the assets of any person or entity ("Person"), acquired any asset from any Person not in the business of selling such asset, or assumed any obligations of any other Person.

      (q) Lessee has taken all action necessary to assure that there will be no material adverse change to Lessee's business by reason of the advent of the year 2000, including, without limitation, that all computer-based systems, embedded microchips and other processing capabilities effectively recognize and process dates after April 1, 1999.

      16. CERTAIN COVENANTS

      (a) As soon as available, and in any event within ninety (90) days after the close of each fiscal year of Lessee and Guarantor, Lessee and Guarantor shall furnish to Lessor their respective annual audit reports for such year for Lessee and Guarantor (as the case may be), including audited statements of income, retained earnings and changes in financial position of Lessee and Guarantor for such fiscal year and audited balance sheets of Lessee and Guarantor as of the close of such fiscal year, and notes to each, all in reasonable detail, setting forth in comparative form the corresponding figures for the preceding fiscal year where such presentation is appropriate under GAAP, certified without qualification by independent certified public accountants of recognized standing selected by Lessee and Guarantor and satisfactory to Lessor, together with (or included in such certification) a written statement of such accountants substantially to the effect that (i) such accountants examined such financial statements in accordance with generally accepted auditing standards and accordingly made such tests of accounting records and such other auditing procedures as they considered necessary in the circumstances and (ii) in the opinion of such accountants such financial statements present fairly the financial position of Lessee and Guarantor as of the end of such fiscal year and the results of its operations and the changes in its financial position for the fiscal year then ended, in conformity with GAAP applied on a basis consistent with that of the preceding fiscal year (except for changes in application in which such accountants concur).

      (b) Within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year, Lessee and Guarantor shall furnish to Lessor a copy of their respective interim financial statements of the type described in subsection (a) above, certified by the Chief Financial Officer of Lessee and Guarantor or if Lessee or Guarantor chooses, audited, as set forth in subsection (a) above, and certified by the Chief Financial Officer of Lessee.

      (c) Lessee will promptly furnish to Lessor such other information (financial or otherwise) concerning Lessee, its assets or the Equipment in such form as Lessor may reasonably request.

      (d) At the same time Lessee delivers the financial statements required under the provisions of subsection (a) and (b) above, Lessee shall furnish to Lessor a certificate of the Chief Financial Officer of Lessee to the effect that no default exists, or, if such cannot be so certified, specifying in reasonable detail the exceptions, if any, to such statement.

      (e) Promptly upon becoming aware thereof, Lessee shall give Lessor written notice about any material adverse change in the business, operations or financial condition of Lessee or Guarantor or in the Equipment or on the ability of Lessee or Guarantor to perform their obligations under this Lease or the other Lease Documents.

      (f) Promptly upon becoming aware thereof Lessee shall give Lessor written notice of the commencement, existence or threat of any proceeding by or before any court or administrative agency against or affecting Lessee, Guarantor or the Equipment which, if adversely decided, would have a material adverse effect on the business, operations or financial condition of Lessee or Guarantor or on the ability of Lessee or Guarantor to perform its obligations under this Lease, the other Lease Documents or on the Equipment.

      (g) Lessee shall permit such persons as Lessor may designate to visit and inspect the Equipment and to examine the books and records of Lessee and take copies and extracts therefrom, and to discuss its affairs with officers of Lessee and its independent accountants, at such reasonable times during normal business hours and as often as Lessor may reasonably request.

      (h) Promptly upon their becoming available, Lessee shall furnish to Lessor, copies of all registration statements and any amendments and supplements thereto and any regular and periodic reports filed by Lessee or Guarantor with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of said commissions and all letters of comment or correspondence sent to Lessee or Guarantor from such exchanges or to such exchanges from Lessee or Guarantor.

      (i) Lessee shall take all action necessary to assure that there will be no material adverse change to Lessee's business by reason of the advent of the year 2000, including, without limitation, that all computer-based systems, embedded microchips and other processing capabilities effectively recognize and process dates after April 1, 1999. At Lessor's request, Lessee shall provide to Lessor assurance reasonably acceptable to Lessor that Lessee's computer-based systems, embedded microchips and other processing capabilities are year 2000 compatible.

      (j) Lessee shall use its commercially reasonable efforts to obtain and deliver to Lessor a landlord's waiver, in form and substance reasonably acceptable to Lessor, from the landlord of any premises leased by Lessee in New Jersey and Pennsylvania if any Equipment is located at such premises.

      17. EXPENSES AND ENVIRONMENTAL

      (a) Lessee shall promptly reimburse Lessor for all reasonable costs, fees and expenses incurred by Lessor in connection with the negotiation, preparation, execution, delivery and enforcement of this Lease and the other Lease Documents, including, but not limited to, the attorneys' and paralegals' fees of in-house and outside counsel, expert witness fees, lien, title search and insurance fees, appraisal fees, all charges and expenses incurred in connection with any and all environmental reports and environmental remediation activities, and all other costs, expenses, taxes and filing or recording fees payable in connection with the transactions contemplated by this Lease, including, without limitation, all such costs, fees and expenses as Lessor shall incur or for which Lessor shall become obligated in connection with (i) any inspection or verification of the Equipment after a default, (ii) any proceeding relating to the Lease Documents or the Equipment, (iii) actions taken with respect to the Equipment, including, without limitation, the defense or prosecution of any action involving any third party, (iv) enforcement of any of Lessor's rights and remedies with respect to the obligations under this Lease, the other Lease Documents and the Equipment,
(v) consultation with Lessor's attorneys and participation in any workout, bankruptcy or other insolvency or other proceeding involving any Lessee or Guarantor or any affiliate, whether or not suit is filed, and (vi) any other matters relating to or arising out of this Lease and/or the Lease Documents.

      (b) The Environmental Certificate and Indemnity Agreement executed by Lessee in connection herewith is incorporated herein for all purposes as if fully stated in this Lease.

      18. TAX INDEMNITY. With respect to each item of Equipment leased hereunder, Lessee shall be entitled to such deductions and other benefits as are provided to an owner of personal property by the Internal Revenue Code of 1986 (as defined in Section 2 of the Tax Reform Act of 1986) , as amended or superseded from time to time, including, without limitation, depreciation deductions based upon the Accelerated Cost Recovery System all at the maximum federal income tax rates applicable to corporations in effect on the Commencement Date.

      19. MISCELLANEOUS

      (a) This Lease shall be binding upon and inure to the benefit of the respective heirs, successors and assignees of the parties, except as herein provided. Lessee shall not assign or delegate all or any portion of this Lease or any other Lease Documents without express written consent of Lessor.

      (b) All notices and other communications provided for or required under the terms and provisions hereof shall be in writing and any such notice shall be deemed given when delivered personally or by overnight carrier or five days after being deposited in the United States mails, with proper postage prepaid, for first class certified mail, return receipt requested, addressed as follows:

      If to Lessor:  FINOVA Capital Corporation
                     115 West Century Road
                     Paramus, New Jersey  07652
                     Facsimile No.  201-634-3325
                     Attn.:  Ms. Pamela Marchant, VP

      With copy to:  FINOVA Capital Corporation
                     1850 North Central Avenue
                     Phoenix, Arizona  85004
                     Facsimile No. 602-207-5036
                     Attn:  Vice President, Law Department

                     and

                     Altheimer & Gray
                     10 South Wacker Drive, Suite 4000
                     Chicago, Illinois 60606
                     Attn.: Michael L. Owen, Esq.

      If to Lessee:  Aquis Communications, Inc.
                     1719A Route 10
                     Suite 300
                     Parsippany, New Jersey 07054

      With a copy to:Phillips, Nizer, Benjamin, Krim & Ballon, LLP
                     666 Fifth Avenue
                     New York, New York 10103-0084
                     Attn: Adley Van Gartenstein, Esq.

or to such other address as Lessor or Lessee, may from time to time designate in writing so delivered.

      (c) THIS LEASE IS TO BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA WITHOUT GIVING EFFECT TO ANY PROVISION OF SUCH LAWS WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. Each party hereby agrees that all actions or proceedings initiated by Lessee and arising directly or indirectly out of this Lease shall be litigated exclusively in the Superior Court of Arizona, Maricopa County, or the United States District Court for the District of Arizona (collectively the "Arizona Courts") and all actions or proceedings initiated by Lessor and arising directly or indirectly out of this Lease shall be litigated in any court in any jurisdiction chosen by Lessor in its sole discretion. Each party hereby expressly submits and consents in advance to the jurisdiction and venue of the Arizona Courts in any action or proceeding commenced by either party in any of the Arizona Courts, and hereby waives personal service of the summons and complaint, or other process of papers issued therein, and agrees that such service of the summons and complaint may be made by registered mail, return receipt requested, addressed to either party, at the respective addresses set forth in Paragraph 20(b) . Each party waives any claim that Phoenix, Arizona or the District of Arizona is an inconvenient forum or an improper forum based on lack of venue. Should either party, after being so served, fail to appear or answer any summons, complaint, process or paper so served within thirty (30) days after the mailing thereof, each party acknowledges that as a result thereof, an order and/or judgment may be entered by either party against the other as demanded or pleaded for in such summons, complaint, process or papers. The exclusive choice of forum set forth herein shall not be deemed to preclude the enforcement by either party of any judgment in any other appropriate jurisdiction. In construing any provision of this Lease, no account shall be taken of the identity of the party who prepared this Lease and no presumption shall arise as a result thereof. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE WAIVES TRIAL BY JURY IN ANY ACTION BY OR AGAINST LESSOR HEREUNDER.

      (d) To the extent permitted by applicable law, Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect. Otherwise, any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating any of the remaining provisions hereof, and any such prohibition or unenforceability in any one or more jurisdictions shall not invalidate or render unenforceable such provisions in other jurisdictions. No delay by Lessor in exercising any right, power or remedy under this Lease shall constitute a waiver, and any waiver by Lessor on any one occasion shall not be construed as a waiver on any future occasion or for any other purpose.

      (e) This Lease and all Schedules attached hereto contain the entire agreement between Lessor and Lessee with respect to the subject matter hereof and thereof. To the extent inconsistent with this Lease, all prior agreements, understanding, representations and statements, oral or written, with respect to the transactions contemplated herein, are superseded by this Lease. Neither this Lease nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

      (f) Lessee agrees to deliver to Lessor, its successors and assigns, upon the request of Lessor, such information, documentation, certificates, acknowledgments, consents and other instruments, which Lessor may reasonably determine to be necessary or proper to protect Lessor's rights hereunder and to facilitate the encumbrance or assignment, if any, by Lessor of its rights, title and interest in and to this Lease and the

Equipment subject to this Lease. Lessee agrees to take any and all other action and execute and deliver to Lessor all documents reasonably requested by Lessor from time to time for the purpose of fully effectuating the contents and purposes of this Lease, and to protect the interests of the Lessor, its successors and assigns.

      (g) In the event the Equipment or the use, operation, transportation, storage, repair or maintenance thereof, or any other activity pertaining thereto, or any fee or charge for any of the foregoing, is the subject of or otherwise becomes involved in any litigation, whether or not Lessee is a party to such litigation, Lessee shall promptly give notice of such litigation and provide any details pertaining thereto to Lessor, and shall thereafter keep Lessor advised as to the progress of such litigation.

      (h) Lessor and Lessee each represents and warrants to the other that it has not dealt with any broker. Each party hereto agrees to indemnify and hold harmless the other against and in respect of all claims for brokerage commissions, finder's fees and similar compensation arising out of the purchase or lease of the Equipment, which claims are based in any way upon breach of the foregoing representation by such indemnifying party.

      (i) This Lease may be executed in any number of counterparts and by the parties hereto on separate counterparts, of which only the Lease identified as Counterpart No. 1 shall constitute "Chattel Paper" or other "Collateral" within the meaning of the Uniform Commercial Code in any jurisdiction.

      (j) All section headings contained herein are for convenience of reference only and are not intended to define or limit the scope of any provision of this Lease.

      (k) Time is of the essence for the performance by Lessee of its obligations under this Lease and the other Lease Documents.

      (l) Except as necessary to enable Lessor to realize upon Lessee's obligations under this Lease and the other Lease Documents and except in connection with the administration or enforcement of Lessor's rights under this Lease and the other Lease Documents, Lessor shall use its commercially reasonable efforts not to disclose any information relative to the business of Lessee designated by Lessee as confidential to any Person without the prior written consent of Lessee, except that Lessor may disclose any such information
(i) in connection with any proposed assignment of this Lease, (ii) which otherwise is in the public domain, (iii) to the extent required by applicable law or any rule, regulation, decree, order or injunction of any governmental authority, subject to any protective order obtained by Lessee or (iv) which is obtained by Lessor from a third party not known to Lessor to be under an obligation of confidentiality to Lessee.

      20. GENERAL. If more than one Lessee is named in this Lease, the liability of each shall be joint and several. In the event any provision of this Lease should be unenforceable, then such provision shall be deemed deleted, however, no other provision hereof shall be affected thereby.

      21. FINANCE LEASE STATUS. Lessor and Lessee agree that if Article 2A - Leases of the Uniform

Commercial Code ("Code") governs the terms of this Lease, then this Lease will be deemed a "finance lease". By executing this Lease, Lessee acknowledges that
(a) Lessor has advised Lessee of (i) the identity of the Supplier; (ii) that Lessee may have rights under the "supply contract" as defined in the Code, pursuant to which Lessor is purchasing the Equipment, and (iii) that Lessee may contact the Supplier for a description of any such rights. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY THE CODE, INCLUDING SECTIONS 2A 508 THROUGH 522 THEREOF.

                  [remainder of page intentionally left blank]

LESSOR:                                 LESSEE:

FINOVA CAPITAL CORPORATION              AQUIS COMMUNICATIONS, INC.

BY: /s/ A. Holland                      BY: /s/ [ILLEGIBLE]
   ------------------------------          -------------------------------

NAME: A. Holland                        NAME:
     ----------------------------            -----------------------------

TITLE: Director, Cont. Admn.            TITLE:
      ---------------------------             ----------------------------
                                        Taxpayer Identification No.:

ADDRESS:                                ADDRESS:

115 WEST CENTURY ROAD, P.O. BOX 907     1719A ROUTE 10
PARAMUS, NEW JERSEY  07653              PARSIPPANY, NEW JERSEY  07054

DATE ACCEPTED: 3-31-99                  DATED:
              -------------------             -----------------------------